UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Albany International Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Albany International Corp.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Friday, May 25, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/ain

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

Albany International Corp.	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 8, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

	Telephone:	1-888-313-0164
(outside of the U.S and Canada call 201-680-6688)

	Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)

	Internet:	http://www.proxyvoting.com/ain

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Albany International Corp. Stockholder:

The 2012 Annual Meeting of Stockholders of Albany International Corp. (the “Company”) will be held at Wentworth By the Sea, 588 Wentworth Road, New Castle, New Hampshire, on Friday, May 25, 2012, at 9:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	Election of Directors;
(2)	to ratify the appointment of PricewaterhouseCoopers, LLP as the Company’s independent auditors;
(3)	to approve, by non-binding vote, executive compensation; and
(4)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on April 4, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

19368

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

      Wentworth By the Sea
      588 Wentworth Road
      New Castle, New Hampshire

The following Proxy Materials are available for you to review online:

  the Company’s 2012 Proxy Statement (including all attachments thereto);
  the Company Annual Report for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and
  any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/ain

The Proxy Materials for Albany International Corp. are available to review at:

http://www.proxyvoting.com/ain

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.
Use the Internet to vote your shares. On the landing page of the above website in the box labeled "To Vote
Your Shares by Internet" click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

19368

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

Albany International Corp.	INTERNET http://www.proxyvoting.com/ain Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#	Fulfillment#
19368	19369

▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example

ITEM 1 – Election of Directors

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1.1 John F. Cassidy, Jr.	☐	☐	☐	1.5 Joseph G. Morone	☐	☐	☐

1.2 Paula H.J. Cholmondeley	☐	☐	☐	1.6 John R. Scannell	☐	☐	☐

1.3 Edgar G. Hotard	☐	☐	☐	1.7 Christine L. Standish	☐	☐	☐

1.4 Erland E. Kailbourne	☐	☐	☐	1.8 John C. Standish	☐	☐	☐

		FOR	AGAINST	ABSTAIN

ITEM 2 –	Ratification of the selection of PricewaterhouseCoopers LLP as independent auditor.

		☐	☐	☐
ITEM 3 –	To approve, by non-binding vote, executive compensation.

		☐	☐	☐
ITEM 4 –	In their discretion upon other matters that may properly come before this meeting.
		☐	☐	☐

YES

I will attend the Annual Meeting:	☐

	Mark Here for Address Change or Comments SEE REVERSE	☐

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature________________________________________	Signature________________________________________	Date______________

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy material statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2011 Annual Report to Shareholders are available at: http://www.proxyvoting.com/ain

▼ FOLD AND DETACH HERE ▼

Proxy	Albany International Corp.
Proxy solicited on behalf of the Board of Directors
for Annual Meeting of Stockholders to be held May 25, 2012

The undersigned hereby constitutes and appoints Erland E. Kailbourne and Joseph G. Morone, and each of them, the true and lawful agents and proxies of the undersigned, with full power of substitution in each, to vote as indicated herein, all of the shares of Common Stock which the undersigned would be entitled to vote if present in person, at the Annual Meeting of Stockholders of ALBANY INTERNATIONAL CORP. to be held at Wentworth By the Sea, 588 Wentworth Road, New Castle, New Hampshire, on Friday, May 25, 2012 at 9:00 a.m. local time, and any adjournment or adjournments thereof, on matters coming before said meeting.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, the shares will be voted FOR the election of all nominees under Item 1, FOR Items 2 and 3, and in the discretion of the proxies on any other business as may properly come before the meeting.

Participants in the Company’s ProsperityPlus 401(k) Savings Plan have the right to direct Vanguard Fiduciary Trust Company, as Plan Trustee, how to vote shares of Common Stock allocated to their 401(k) plan accounts. If no such direction is given to Vanguard, Vanguard shall interpret this as a direction not to vote any such shares. If properly executed, this proxy shall give the proxies appointed above authority to direct Vanguard to vote the shares in the undersigned’s 401(k) account in the manner directed. If this proxy is properly executed but no direction is given, the proxies appointed above shall direct Vanguard to vote such shares FOR the election of all nominees under Item 1, FOR Items 2 and 3, and in the discretion of the proxies on any other business as may properly come before the meeting. In order for the Plan Trustee to vote 401(k) plan account shares, instructions must be received no later than 11:59 PM Eastern Time on May 22, 2012.

Address Change/Comments (Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

Please mark, sign, date and return this proxy card promptly using the enclosed envelope	WO#	Fulfillment#
	19368	19369